                 ============================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 -------------

                                   FORM 8-K

                                 -------------

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 10, 1999


                                 MAPICS, Inc.
            (Exact name of registrant as specified in its charter)


    Georgia                        000-18674                     04-2711580
(State or other                 (Commission File                (IRS Employer
  jurisdiction                      Number)                  Identification No.)
of incorporation)

                             5775-D Glenridge Drive
                            Atlanta, Georgia  30328
                    (Address of Principal Executive Offices)

                                  404-705-3000
              (Registrant's telephone number, including area code)

                                  Page 1 of 4
                          Index to Exhibits on Page 3

                 ============================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)  Exhibits
        --------

        Exhibit No.  Description
        ----------   -----------

            99       Press Release dated February 10, 1999


                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MAPICS, INC.
                                     (Registrant)


Date: February 12, 1999              By /s/ Martin D. Avallone
                                        -----------------------------------
                                        Martin D. Avallone
                                        Vice President, General Counsel and
                                        Secretary

                               INDEX TO EXHIBITS
                               -----------------

Exhibit     Description                                             Page No.
-------     -----------                                             -------

99          Press Release dated February 10, 1999                       4

                                       3